================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 26, 2006

                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      000-33167                    84-0448400
 --------------------------         ----------                -----------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


       415 West Foothill Blvd, Suite 206, Claremont, California 91711-2766
                     --------------------------------------
                    (Address of principal executive offices)

                                 (909) 626-2358
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


================================================================================




Item 1.01     Entry into Material Definitive Agreement



     On December 26, 2006, Kiwa Bio-Tech Products (Shandong) Co., Ltd. ("Kiwa SD"), a wholly-owned subsidiary of Kiwa Bio-Tech Products Group Corporation (the "Company"), entered into an Annual Distribution Contract ("the Contract") with Xinjiang Rundi Bio-Tech Co., Ltd. ("Rundi"). Pursuant to the Contract, Kiwa SD appoints Rundi as its exclusive distributor in Xinjiang Uygur Autonomous Region for three years, commencing on January 1, 2007. Rundi has the option to renew the exclusive relationship at the end of the three year term if it meets annual sales objectives of RMB 50 million (approximately US$6.4 million), however, Kiwa SD has the right to terminate the exclusive relationship if Rundi fails to reach 80% of the annual sales objective. The original contract is in Mandarin. An English translation of the agreement is included as an exhibit to this report.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.         Description

  10.01 Annual Distribution Contract dated December 26, 2006 between Kiwa Bio-Tech Products (Shandong) Co., Ltd. and Xinjiang Rundi Bio-Tech Co., Ltd.

                                       2




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 26, 2006

                                            By:  /s/ Wei Li
                                               -------------------------------
                                                     Wei Li
                                                     Chairman of Board of
                                                     Directors and
                                                     Chief Executive Officer